Exhibit 99.1

i2 Announces Record Date for Special Meeting of Stockholders

DALLAS – December 17, 2009 – i2 Technologies, Inc. (“i2”) (NASDAQ: ITWO) announced today that it has established a record date for the special meeting of i2’s stockholders to vote on the previously announced proposed merger agreement under which JDA Software Group, Inc. (“JDA”) (NASDAQ: JDAS) will acquire i2. i2’s stockholders of record at the close of business on Dec. 21, 2009 (the “Record Date”) will be entitled to vote at the special meeting. The i2 board set the date for the special meeting of i2’s stockholders to be January 28, 2010 at 8:00 a.m. CST at i2’s principal executive office at 11701 Luna Road, Dallas, Texas 75234.

About i2 (Pre-acquisition)

Throughout its more than 20-year history of innovation and value delivery, i2 has dedicated itself to building successful customer partnerships. As a full-service supply chain company, i2 is uniquely positioned to help its clients achieve world-class business results through a combination of consulting, technology, and managed services. i2 solutions are pervasive in a wide cross-section of industries. Learn more at www.i2.com.

i2 is a registered trademark of i2 Technologies US, Inc. and i2 Technologies, Inc.

About JDA Software Group, Inc. (Pre-acquisition)

JDA® Software Group, Inc. is the world’s leading supply chain solutions provider, helping companies optimize operations and improve profitability. For more information about JDA, visit www.jda.com or contact us at info@jda.com or call +1.800.479.7382 / +1.480.308.3000.

Important Additional Information

This press release is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, JDA filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on November 19, 2009 containing a preliminary Proxy Statement/Prospectus, and each of JDA and i2 plans to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of i2 once it is final. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by JDA and i2 through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC from i2 by directing a request to i2 Technologies, Inc., 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone: (469) 357-1000) or going to i2’s corporate website at www.i2.com, or from JDA by directing a request to JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260, Attention: Investor Relations (telephone: (480) 308-3000) or going to JDA’s corporate website at www.jda.com.

JDA, i2, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding i2’s directors and executive officers is set forth in i2’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2009, and Annual Report on Form 10-K filed with the SEC on March 12, 2009. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2009, and Annual Report on Form 10-K filed with the SEC on March 13, 2009. Additional information regarding the interests of such potential participants will be included in the definitive Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements regarding the proposed transaction between JDA and i2, the expected timetable for completing the transaction, and any other statements about the future expectations, beliefs, goals, plans or prospects of the management of i2 and JDA. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to obtain the approval of i2’s stockholders; the ability to obtain regulatory approvals; the ability to consummate the transaction; the ability of JDA to successfully integrate i2’s operations and employees; and the other factors described in i2’s Annual Report on Form 10-K filed with the SEC on March 12, 2009 and its most recent Quarterly Report on Form 10-Q filed with the SEC. i2 disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

For More Information Please Contact:

i2 Corporate Communications Contact	i2 Investor Relations Contact
Beth Elkin, Corporate Communications	Tom Ward, Investor Relations
beth_Elkin@i2.com	tom_Ward@i2.com
469-357-4225	469-357-3854

JDA Investor Relations Contacts:
Pete Hathaway, EVP/CFO	Mike Burnett, GVP, Treasury & Investor Relations
pete.hathaway@jda.com	mike.burnett@jda.com
480-308-3000	480-308-3000

JDA Public Relations Contact:
Kathy Kim, Senior Director, Marketing kathy.kim@jda.com
480-308-3248